UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) September 12, 2013

ACELRX PHARMACEUTICALS, INC.

(Exact name of registrant as specified in charter)

DELAWARE	001-35068	41-2193603
(State of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

351 Galveston Drive

Redwood City, CA 94063

(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (650) 216-3500

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under Exchange Act (17 CFR 240.13e-4(c))

Item 5.07.	Submission of Matters to a Vote of Security Holders.

The 2013 Annual Meeting of Stockholders (the “Annual Meeting”) of AcelRx Pharmaceuticals, Inc. (the “Company”) was held on September 12, 2013. Proxies for the Annual Meeting were solicited by the Board of Directors of the Company (the “Board”) pursuant to Section 14(a) of the Securities Exchange Act of 1934, as amended, and there was no solicitation in opposition to the Board’s solicitation. There were 37,533,119 shares of common stock entitled to vote at the Annual Meeting. A total of 30,407,456 shares were represented at the Annual Meeting in person or by proxy. The final votes on the proposals presented at the Annual Meeting were as follows:

Proposal No. 1

Stephen J. Hoffman, Ph.D., M.D., Richard A. King and Pamela P. Palmer, M.D., Ph.D. were elected as directors to hold office until the 2016 Annual Meeting of Stockholders by the following vote:

Nominee	For	Withheld	Broker Non-Votes
Stephen J. Hoffman	18,867,495	269,123	11,270,838
Richard A. King	18,982,988	153,630	11,270,838
Pamela P. Palmer	18,817,291	319,327	11,270,838

In addition to the directors elected above, Howard B. Rosen and Mark Wan will continue to serve as directors until the 2014 Annual Meeting of Stockholders and until their successors are elected and have qualified, or until their earlier death, resignation or removal. Guy P. Nohra, Adrian Adams and Mark G. Edwards will continue to serve as directors until the 2015 Annual Meeting of Stockholders and until their successors are elected and have qualified, or until their earlier death, resignation or removal.

Proposal No. 2

The selection by the Audit Committee of the Board of Ernst & Young LLP as our independent registered public accounting firm for the year ending December 31, 2013 was ratified by the following vote:

For	Against	Abstain
30,229,920	122,408	55,128

Proposal No. 3

The compensation paid to the Company’s named executive officers, as disclosed pursuant to Item 402 of Regulation S-K, compensation tables and narrative discussion was approved, on an advisory basis, by the following vote:

For	Against	Abstain	Broker Non-Votes
18,927,937	189,268	19,413	11,270,838

Proposal No. 4

The preferred frequency of the advisory vote on the compensation of the Company’s named executed officers returned in favor of once every three years by the following vote:

For Three Years	For Two Years	For One Year	Abstain	Broker Non-Votes
14,211,724	2,911,455	1,962,076	51,363	11,270,838

After considering the voting results, the Board has decided that it will include an advisory vote on the compensation paid to the Company’s named executive officers in its proxy materials every three years until the next required vote on the frequency of future advisory votes on executive compensation, which will occur no later than the Company’s annual meeting of stockholders in 2016.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 17, 2013

ACELRX PHARMACEUTICALS, INC.

	By:	/s/ James H. Welch
	Name:	James H. Welch
	Title:	Chief Financial Officer